UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 1, 2012
OnTarget360 Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-170828	27-1662812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2490 Black Rock Turnpike #344, Fairfield, CT 06825
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (877) 311-4671

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02                      Departure of Directors or Principal Officers; Appointment of Principal Officers.

On May 1, 2012, William Schloth resigned as our Chief Financial and Accounting Officer and Board Member.   In connection therewith, the board of director appointed Howard Kaplan to fill the Chief Accounting and Financial Office roles.  It is our intention to fill those officer positions as soon as practical.  We are also looking to expand the Board of Directors.  The resignation as director and Chief Accounting and Financial Officer was not based on any disagreement with us on any matter relating to our operations, policies or practices.

Exhibits.   None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONTARGET360 GROUP, INC. (Registrant)

Date: May 1, 2012	By:	/s/ Howard Kaplan
Howard Kaplan, Chairman & CEO